United States
Securities and Exchange Commission
Washington, D. C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.__)

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☒     Definitive Proxy Statement
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ASCENT INDUSTRIES CO.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ASCENT INDUSTRIES CO.
20 N. Martingale Rd, Suite 430
Schaumburg, Illinois 60173

April 30, 2025

Dear Fellow Shareholder:
You are cordially invited to virtually attend our Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “Annual Meeting”) on June 11, 2025, which will be held in a virtual meeting format only via live audio webcast. Included with this letter are the notice of annual meeting of shareholders, a proxy statement detailing the business to be conducted at the Annual Meeting, and a proxy card. You may also find electronic copies of these documents online at www.proxyvote.com.

Regardless of whether you plan to attend our virtual Annual Meeting, it is important that your voice be heard. We encourage you to vote in advance of the meeting by telephone, by Internet or by signing, dating and returning your proxy card by mail. You may also vote by attending the virtual annual meeting at www.virtualshareholdermeeting.com/ACNT2025 and voting online. Full instructions are contained in the proxy statement and in the enclosed proxy card.

Sincerely,

Ben Rosenzweig
Chairman of the Board of Directors

ASCENT INDUSTRIES CO.
20 N. Martingale Rd, Suite 430
Schaumburg, Illinois 60173

 Notice of 2025 Annual Meeting of Shareholders
The 2025 Annual Meeting of Shareholders (2025 Annual Meeting) of Ascent Industries Co. (Company) will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/ACNT2025 on Wednesday, June 11, 2025, at 9:00 a.m. ET. To access this website and enter the meeting, you must have your control number available.

Matters to be voted on at the 2025 Annual Meeting are as follows:
1.Election of the five director nominees named in this Proxy Statement.
2.Approval, on a non-binding advisory basis, of the compensation of our named executive officers (say-on-pay).
3.Ratification of the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
4.Consideration of other business properly presented at the meeting.

All of the above matters are more fully described in the accompanying Proxy Statement.

We are providing our proxy materials to our shareholders electronically again this year unless they previously requested to receive hard copies. Therefore, most of our shareholders will only receive a Notice of Internet Availability of Proxy Materials (Notice) containing instructions on how to access the proxy materials electronically and to vote. Electronic delivery allows the Company to provide you with the information you need for the 2025 Annual Meeting while reducing costs. Shareholders can request a paper copy of the proxy materials by following the instructions included on the Notice. Proxy materials will be made available to shareholders electronically on or around April 30, 2025 or mailed on or around the same date to those shareholders who have previously requested printed materials.

Record Date: You can attend the meeting online at www.virtualshareholdermeeting.com/ACNT2025 and vote if you were a shareholder of record at the close of business on April 16, 2025.

Proxy Voting: Each share of Ascent common stock is entitled to one vote on each matter properly brought before the meeting. Please vote by proxy as soon as possible. Your vote is very important to us, and we want your shares to be represented at the meeting.

Dated April 30, 2025

By order of the Board of Directors

Kimberly Portnoy, Corporate Secretary

ASCENT INDUSTRIES CO.
2025 Proxy Statement

ASCENT INDUSTRIES CO.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
June 11, 2025
The 2024 Annual Report to Shareholders, including our 2024 Form 10-K, is being made available to shareholders together with these proxy materials on or about April 30, 2025.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS, ANNUAL MEETING AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting of Shareholders of Ascent Industries Co. (the "Company") will be held as a virtual meeting and webcast live over the Internet. Please go to www.virtualshareholdermeeting.com/ACNT2025 for instructions on how to attend and participate in the Annual Meeting. Any shareholder may attend and listen live to the webcast of the Annual Meeting. Shareholders as of April 16, 2025, the record date, may vote and submit questions while attending the Annual Meeting via the Internet by following the instructions listed on your proxy card. The webcast starts at 9:00 a.m. ET on Wednesday, June 11, 2025. We encourage you to access the meeting prior to the start time.

Who is soliciting my proxy?
Our Board is soliciting your proxy to vote on all matters scheduled to come before the 2025 Annual Meeting of Shareholders, whether or not you attend the virtual meeting. By completing and returning the proxy card or voting instruction card, or by transmitting your voting instructions via the Internet, you are authorizing the proxy holders to vote your shares at our Annual Meeting as you have instructed.
What are the matters on which I will be voting? How does the Board recommend that I cast my vote?
At the Annual Meeting, you will be asked to: (1) elect the five director nominees listed in this Proxy Statement; (2) approve, on a non-binding advisory basis, the compensation of our named executive officers; and (3) ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2025.
Our Board unanimously recommends that you vote:
FOR all five of the director nominees listed in this Proxy Statement; and
FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers (say-on-pay);
FOR the ratification of the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
How many votes may I cast?
You may cast one vote for every share of our Common Stock that you owned on April 16, 2025, the record date, except you have the right to cumulate your votes for the election of directors. For more information, see "What is cumulative voting?" below.
What is cumulative voting?
You have the right to cumulate your votes either (i) by giving to one candidate as many votes as equal the number of shares owned by you multiplied by the number of directors to be elected, or (ii) by distributing your votes on the same principle among any number of candidates.
How many shares are eligible to be voted?
On April 16, 2025, the record date, the Company had 10,034,875 shares of Common Stock outstanding and eligible to be voted at the Annual Meeting (excluding 1,050,228 shares held in treasury).
How many shares must be present to hold the Annual Meeting and approve each proposal?
Under Delaware law and our Bylaws, the presence, in person (virtually) or by proxy, of the holders of a majority of the outstanding shares of our Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. The inspector of election will determine whether a quorum is present. If you are a beneficial owner (as defined below) of shares of our Common Stock and you do not instruct your bank, broker, or other holder of record how to vote your shares (so-called “broker non-votes”) on any of the proposals, your shares will still be counted as present at the Annual Meeting for purposes of determining whether a quorum exists since your bank, broker or other holder of record does have discretionary authority to vote on Proposal 3 - Ratification of the Appointment of Our Independent Registered Public Accounting Firm. In addition, shares held by shareholders of record who are present at the Annual Meeting in person or by proxy will be counted as present at the Annual Meeting for purposes of determining whether a quorum exists, whether or not such holder abstains from voting his shares on any of the proposals.
If a quorum is present at the Annual Meeting, Proposal 1 - Election of Directors, directors will be elected by a majority of the shares present and eligible to vote at the Annual Meeting. Abstentions will have the effect of votes against the election of directors and broker non-votes will have no effect on the election of directors (since such shares are not entitled to vote on the election of directors). As described in greater detail in the "Proposal 1 - Election of Directors" section of this Proxy Statement, our Board of Directors has adopted a director resignation policy that applies to the election of directors. Under this policy, any nominee who does not receive an affirmative vote of a majority of the votes cast is required to tender his or her resignation to the Board of Directors. Consequently, the number of abstentions and broker non-votes with respect to a nominee will have no effect on whether our director resignation policy will apply to that individual since such shares would not be considered as votes cast (but such abstentions will have the effect of votes against the election of directors).
Approval for Proposal 2 - Advisory Vote on the Compensation of Our Named Executive Officers, Proposal 3 - Ratification of the Appointment of Our Independent Registered Public Accounting Firm and all other matters which may be considered and acted upon by the holders of Common Stock at the Annual Meeting will be approved if a majority of the shares present and eligible to vote at the meeting are voted in favor of the proposals. Abstentions will have the effect of votes against these proposals. Broker non-votes will have no effect on any of these proposals, except that such broker non-votes will have the effect of votes against Proposal 4 - Ratification of the Appointment of Our Independent Registered Public Accounting Firm.
If a quorum is not present or represented at the meeting, the chairman of the Annual Meeting has the power to adjourn the meeting. If the meeting is to be reconvened within 30 days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for 30 days or more, or if a new record date is fixed for the adjourned meeting, notice of the reconvened meeting will be given as provided in the Bylaws.
Who pays for soliciting proxies?
We pay all expenses incurred in connection with the solicitation of proxies for the Annual Meeting. In addition to solicitations by mail, our directors, officers, and employees, without additional remuneration, may solicit proxies personally or by telephone, other electronic means or mail and we reserve the right to retain outside agencies for the purpose of soliciting proxies. Banks, brokers or other holders of record will be requested to forward proxy soliciting material to the beneficial owners, and as required by law, we will reimburse them for their related out-of-pocket expenses.
How do I vote?
Shareholders of Record
If your shares are registered directly in your name, you are a "shareholder of record" and can vote in person (virtually) at the Annual Meeting or by proxy. Shareholders of record may also vote their proxy by mail, by telephone or by Internet following the instructions on the proxy card.
Beneficial Shareholders
If your shares are held in the name of a bank, broker or other nominee, you are a "beneficial owner" and will receive instructions from the nominee that you must follow in order for your shares to be voted. Without your direction, your broker is not permitted to vote your shares on any of the proposals (except for Proposal 3 - Ratification of the Appointment of Our Independent Registered Public Accounting Firm). Therefore, if your shares are held in the name of a broker, to be sure your shares are voted, please instruct your broker as to how you wish it to vote. If you are a beneficial owner and you wish to vote your shares in person (virtually) at the Annual Meeting, you must obtain a proxy card from your bank, broker or other nominee for such purpose. You are encouraged to follow any special instructions and to observe any earlier voting deadlines provided by your bank, broker or other nominee.
Participants in the Ascent Industries Co. 401(k)/ESOP Plan
If you are a participant in the Ascent Industries Co. 401(k) Employee Stock Ownership Plan (401(k) Plan) and you own shares of our Common Stock through the 401(k) Plan, the proxy card sent to you will also serve as your voting instruction card to the 401(k) Plan trustee, who votes the shares of our Common Stock that you own through the 401(k) Plan on your behalf. If you do not provide voting instructions for these shares to the trustee by 5:00 p.m. ET, June 5, 2025 (the plan cut-off date), as directed by the terms of the 401(k) Plan, the Company, in its capacity as the 401(k) Plan administrator, will instruct the trustee to vote your 401(k) Plan shares "FOR" all the director nominees named in this Proxy Statement and "FOR" all other proposals.

Voting Methods
You can vote your proxy by any of the methods below:
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. ET the day before the meeting date, or by 5:00 p.m. ET on June 5, 2025, for 401(k) Plan participants. Please have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. ET the day before the meeting date or until 5:00 p.m. ET on June 5, 2025, for 401(k) Plan participants. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Only the latest dated proxy received from you, whether submitted by Internet, mail or telephone, will be voted at the Annual Meeting. If you vote by Internet or telephone, please do not mail your proxy card. You may also vote in person (virtually) at the Annual Meeting.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
The rules of the Securities and Exchange Commission allow us to provide our proxy materials to our shareholders over the Internet if they have not requested that printed materials be provided to them on an ongoing basis. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders who have not previously requested that printed materials be provided to them on an ongoing basis. Instructions on how to access our proxy materials over the Internet or to request a printed copy by mail may be found in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.
If you have previously elected to receive printed materials and would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
What happens if I do not vote for a proposal? What is a broker non-vote?
If you properly execute and return a proxy or voting instruction card, your shares will be voted as you specify. If you are a shareholder of record and you return an executed proxy card but make no specifications on your proxy card, your shares will be voted in accordance with the recommendations of our Board, as provided above. If any other matters properly come before the Annual Meeting, the persons named as proxies by the Board of Directors will vote upon such matters according to their judgment.
If you hold your shares through a bank, broker or other nominee, and you return a broker voting instruction card but do not indicate how you want your broker to vote, then a broker non-vote will occur. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received instructions from the beneficial owner and either (i) does not have discretionary voting power for that particular proposal, or (ii) chooses not to vote the shares. Brokers do not have discretionary voting power to vote on Proposals 1 and 2, but do have discretionary authority to vote on Proposal 3.
Can I revoke or change my vote after I deliver my proxy?
Yes. You can revoke your proxy at any time before it is voted by providing notice in writing to our Corporate Secretary at 20 N. Martingale Rd, Suite 430, Schaumburg, Illinois 60173; by delivering a valid proxy bearing a later date to the Company’s office at 20 N. Martingale Rd, Suite 430, Schaumburg, Illinois 60173, prior to the meeting; or by attending the virtual meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Shareholders who hold their shares in street name with a broker or other nominee may change or revoke their proxy instructions by submitting new voting instructions to the broker or other nominee.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
Some banks, brokers and other holders of record are "householding" our proxy statements and annual reports for their customers. This means that only one copy of our proxy materials may have been sent to multiple shareholders in your household. If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, please call us at 630-884-9181, or send your request in writing to the following address: Corporate Secretary of Ascent Industries Co., 20 N. Martingale Rd, Suite 430, Schaumburg, Illinois 60173. If you are still receiving multiple reports and proxy statements for shareholders who share an address and would prefer to receive a single copy of the annual report and proxy statement in the future, please contact us at the above address or telephone number. If you are a beneficial holder, you should contact your bank, broker or other holder of record.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2025
The Company's 2024 Annual Report to Shareholders, 2024 Annual Report on Form 10-K and 2025 Proxy Statement are available via the Internet at https://ir.ascentco.com/sec-filings.
ANNUAL REPORT ON FORM 10-K
The Company's 2024 Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission ("SEC"), accompanies this Proxy Statement. Copies of exhibits to the 2024 Annual Report on Form 10-K will be provided upon written request to the Corporate Secretary, Ascent Industries Co., 20 N. Martingale Rd, Suite 430, Schaumburg, Illinois 60173, free of charge. Copies of the 2024 Annual Report on Form 10-K and exhibits may also be downloaded at no cost from the SEC's website at http://www.sec.gov. The 2024 Annual Report on Form 10-K does not form any part of the material for soliciting proxies
BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT (5%) OF THE COMPANY’S COMMON STOCK
The table below provides certain information regarding persons known by the Company to be the beneficial owners of more than five percent (5%) of the Company’s Common Stock as of December 31, 2024, unless otherwise indicated. This information has been obtained from Forms 4, Schedules 13D, and related amendments, filed with the SEC, and has not been independently verified by the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Total
Bradley L. Radoff 2727 Kirby Drive, Unit 29L Houston, TX 77098	1,000,000	(1)	9.9%
Mink Brook Capital GP LLC 201 Summa Street West Palm Beach, FL 33405	985,692	(2)	9.8%
Christopher G. Hutter 821 South Oak Street Hinsdale, IL 60521	601,232	(3)	6.0%
(1) Based on the Schedule 13G filed with the SEC on September 20, 2024, The Radoff Family Foundation and Mr. Radoff held an aggregate of 1,000,000 shares of common stock. According to such Schedule 13G, as the director of the Radoff Foundation, Mr. Radoff may be deemed the beneficial owner of 200,000 shares owned by the Radoff Foundation. In addition, such Schedule 13G states that as the director of the Radoff Foundation, Mr. Radoff may be deemed to have sole power to vote or to direct the vote and to dispose or to direct the disposition of the shares held by the Radoff Foundation. Each of Mr. Radoff and the Radoff Foundation have disclaimed beneficial ownership of shares of the Company’s common stock except to the extent of their respective pecuniary interests therein.

(2) Based on the Schedule 13G/A filed with the SEC on November 13, 2024, Mink Brook Partners LP and Mink Brook Opportunity Fund LP held an aggregate of 985,692 shares of common stock. According to such Schedule 13G, as the general partner to both Mink Brook Partners LP and Mink Brook Opportunity Fund LP, Mink Brook Capital GP LLC may be deemed to have shared power to vote or to direct the vote and to dispose or to direct the disposition of the shares held by Mink Brook Partners LP and Mink Brook Opportunity Fund LP. In addition, such Schedule 13G states that as the managing member of Mink Brook Capital GP LLC, William Mueller may be deemed to have shared power to vote or to direct the vote and to dispose or to direct the disposition of the shares held by Mink Brook Partners LP and Mink Brook Opportunity Fund LP. Each of Mr. Mueller and Mink Brook Capital GP LLC have disclaimed beneficial ownership of shares of the Company’s common stock except to the extent of their respective pecuniary interests therein.

(3) Based on the Form 4 filed with the SEC on March 18, 2025, Mr. Hutter has direct ownership of 209,233 shares and indirect ownership of 391,999 shares held in a revocable trust.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the ownership of the Company’s Common Stock as of April 16, 2025, by each current director and nominee for director, each current executive officer of the Company for whom compensation information is disclosed under the heading Executive Compensation, and for the directors, nominees for director and executive officers of the Company as a group.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Total
Christopher G. Hutter	601,232	(1)	5.99%
Benjamin Rosenzweig	94,215		*
John P. Schauerman	93,624		*
Henry L. Guy	68,928	(2)	*
J. Bryan Kitchen	55,441		*
Aldo J. Mazzaferro	13,249	(3)	*
Ryan Kavalauskas	7,523		*
All Directors, Nominees and Executive Officers as a group (7 persons)	934,212		9.31%
*Less than 1%
(1) Includes 391,999 shares held in a revocable trust.
(2) Includes 606 shares held in custodial accounts for minor children; and 7,889 shares held in a revocable trust.
(3) Includes 3,000 shares held in a self directed IRA
PROPOSAL 1 - ELECTION OF DIRECTORS
The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than three nor more than 15 individuals. Upon recommendation of the Corporate Governance Committee and discussion by the current Board of Directors, the Board of Directors has fixed the number of directors constituting the full Board at five members and recommends that the five nominees listed in the table that follows be elected as directors to serve for a term of one year until the next Annual Meeting or until their successors are elected and qualified to serve. Each of the nominees has consented to be named in this Proxy Statement and to serve as a director if elected.
If cumulative voting is not requested, the proxy agents named in the Board of Directors’ form of proxy that accompanies this Proxy Statement will vote the proxies received by them "FOR" the election of the five persons named as directors. If cumulative voting is requested, the proxy agents named in the Board of Directors’ form of proxy that accompanies this Proxy Statement intend to vote the proxies received by them cumulatively for some or all of the nominees in such manner as may be determined at the time by such proxy agents.
If, at the time of the Annual Meeting of Shareholders, or any adjournment(s) thereof, one or more of the nominees is not available to serve by reason of any unforeseen contingency, the proxy agents intend to vote for such substitute nominee(s) as the Board of Directors recommends, or the Board of Directors will reduce the number of directors.
Vote Required
Directors will be elected by a majority of the shares present and eligible to vote at the Annual Meeting. Abstentions will have the effect of votes against the election of directors and broker non-votes will have no effect on the election of directors (since such shares are not entitled to vote on the election of directors).
Director Resignation Policy: Our Bylaws provide that any nominee for director who duly holds office as a director under the Bylaws and does not receive an affirmative vote of a majority of the votes cast shall promptly tender his or her resignation to the Board of Directors after such election. The Board of Directors will evaluate the relevant facts and circumstances and then determine whether to accept or reject the tendered resignation. Any director who tenders a resignation pursuant to this policy shall not participate in the Board of Directors’ decision. The Board of Directors will promptly disclose publicly its decision and decision-making process regarding a tendered resignation.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FIVE NOMINEES LISTED IN THE FOLLOWING TABLE AS DIRECTORS OF THE COMPANY.

The following table sets forth the names of nominees for director, their ages, the years in which they were first elected or appointed directors, as applicable, and a brief description of their principal occupations and business experience during the last five years. There are no family relationships among any of the directors and executive officers.

Name, Age, Principal Occupation, Other Directorships and Other Information	Director Since
Henry L. Guy, age 56
Mr. Guy is the President & Chief Investment Officer for Pittco Management (Pittco), a single-family office located in Memphis, TN. Prior to Pittco, Mr. Guy served as President & CEO of Modern Holdings Incorporated, a diversified holding company located in Summit, NJ. Mr. Guy has served on the board of directors of Metro International S.A. (MTRO), Scribona AB (CATB), Pergo AB (PERG), Miltope Corporation (MILT), and Evermore Global Advisors (EVGBX). Mr. Guy is a member of the Board of Visitors of the Owen Graduate School of Management at Vanderbilt University. He graduated from the United States Naval Academy with a Bachelor of Science degree in Economics and earned his MBA with a concentration in Operations and Strategy from Vanderbilt University.
2011
Christopher G. Hutter, age 45
Mr. Hutter currently serves as Co-Founder and Manager of UPG Enterprises, LLC (f/k/a Union Partners, LLC), an operator of a diverse set of industrial companies focused on metals, manufacturing, distribution and logistics, since its founding in August 2014. At UPG Enterprises, Mr. Hutter oversees operations and growth initiatives at the holding company and portfolio company level, and has extensive experience in large scale acquisitions, transaction structuring and business operations and integration across a broad spectrum of industries. Mr. Hutter graduated cum laude from University of Illinois with a Bachelor of Science degree in Finance and earned his MBA in Finance from Lewis University.
2020
Benjamin Rosenzweig, age 40
Mr. Rosenzweig currently serves as Managing Partner of LBK Capital LLC, a global investment firm. He was formerly a Partner at Privet Fund Management LLC, a firm making event-driven, value-oriented investments in small capitalization companies. Mr. Rosenzweig formerly served as a director of PFSweb, Inc. (NASDAQ: PFSW), a global commerce service provider from 2013 - 2023, Hardinge Inc. (formerly NASDAQ: HDNG), a global designer, manufacturer and distributor of machine tools from 2015 - 2024, Bed Bath & Beyond (NASDAQ:BBBY), a retailer, during 2022, Potbelly Corporation (NASDAQ: PBPB), a restaurant chain, from 2018 through 2022, Cicero, Inc. (OTC:CICN), a desktop automation company, from 2017 until 2020, Startek, Inc. (NYSE: SRT), a business process outsourcing provider, from 2011 through 2018, and RELM Wireless Corporation (now known as BK Technologies Corp. (NYSE MKT: BKTI), a manufacturer of land mobile radio equipment, from 2013 through 2015. Mr. Rosenzweig graduated magna cum laude from Emory University with a Bachelor of Business Administration degree in Finance and a second major in Economics.
2020
John P. Schauerman, age 68
Mr. Schauerman has been a Director of Primoris Services Corporation (“Primoris”) (NASDAQ: PRIM) since November 15, 2016. He previously served in numerous executive roles at Primoris, including Executive Vice President of Corporate Development, Chief Financial Officer. Mr. Schauerman previously served on the Board of Directors of MYR Group (NASDAQ: MYRG); Harmony Merger Corp. (NASDAQ: HRMNU): Allegro Merger Corp (NASDAQ: ALGR); and Wedbush Securities, Inc. Mr. Schauerman is a member of the Dean’s Executive Board of the UCLA School of Engineering. Mr. Schauerman holds an MBA in Finance from Columbia University, New York, and a B.S. in Electrical Engineering from the University of California, Los Angeles.
2020
Aldo J. Mazzaferro, age 71
Aldo Mazzaferro is an equity research analyst with over 35 years’ experience covering the global steel and metals sectors at several large Wall Street investment banking firms. He retired as Managing Director and Senior Analyst at Macquarie Capital (USA) in 2017. Since then and currently, Mr. Mazzaferro operates a research and consulting practice and is a partner in a real estate investment firm. Mr. Mazzaferro held significant senior research positions on Wall Street, including Vice President at Goldman Sachs for 8 years (2000-2008), where he led a globally recognized steel research franchise, and as Senior Analyst at Deutsche Bank for 12 years (1987-1998). He moved to the steel industry in 2008 to join Steel Development Co. LLC, a start-up company planning to build and operate a series of new, high-technology steel micro-mills. He was Chief Financial Officer there from 2008 to 2011, when he left and ultimately joined Macquarie. Mr. Mazzaferro graduated with a B.A. from Holy Cross College and earned his MBA from Northeastern University.
2022
The Corporate Governance Committee believes the combined business and professional experience of the Company’s directors, and their various areas of expertise make them a useful resource to management and qualify them for service on the Board. When a Board member decides not to run for re-election, the Corporate Governance Committee seeks replacement directors who it believes will make significant contributions to the Board for a variety of reasons, including among others, business and financial experience and expertise, business and government contacts, relationship skills, knowledge of the Company and diversity.
The Corporate Governance Committee believes the current Board members are highly qualified to serve and each member has unique qualifications and business expertise that benefit the Company.
•Mr. Guy’s primary career focus has been in the area of private investments. His expertise and experience in this area are valuable tools as the Company focuses on growing through acquisitions.
•Mr. Hutter is a demonstrated business builder and organizational leader with operational know how and management capabilities across industrial segments, particularly steel and metals. His diverse experience covers areas that include corporate strategy, operations management, mergers and acquisitions, logistics and warehousing and supply chain optimization.
•Mr. Rosenzweig has corporate governance expertise based on service on numerous public and private company boards of directors, including multiple manufacturing companies. He has a background leading and working on mergers and acquisitions, restructurings and refinancing situations, and strategic board-level reviews.
•Mr. Schauerman has operational, financial, corporate development and strategic planning expertise gained from executive roles and directorships at construction and infrastructure companies. He has corporate governance experience as a result of service on several private and public company boards of directors across business-to-business sectors.
•Mr. Mazzaferro’s extensive experience in the steel and metals research and investment banking industries will provide valuable insight into the steels and metals industries as well as current capital markets and trends.
BOARD OF DIRECTORS AND COMMITTEES
As of December 31, 2024, the Board of Directors had five members: Henry L. Guy, Christopher G. Hutter, Benjamin Rosenzweig, John P. Schauerman and Aldo J. Mazzaferro.
Director Independence
The Board of Directors has determined that for 2024 each of the following directors were independent as such term is defined by the applicable rules of the Nasdaq Stock Market LLC (the “Nasdaq Rules”): Henry L. Guy, Aldo J. Mazzaferro and John P. Schauerman. The Board has also determined that each of the members of the Compensation & Long-Term Incentive Committee, the Corporate Governance Committee and the Audit Committee during 2024 were independent within the meaning of the Nasdaq Rules.
Board and Board Committee Meetings and Attendance at Shareholder Meetings
During fiscal year 2024, the Board of Directors met four times. All members of the Board attended 75% or more of the total number of meetings of the Board and of the committees of the Board on which they served. The Company encourages, but does not require, its directors to attend annual meetings of shareholders. To the best of our knowledge, all directors attended the 2024 Annual Meeting, which was held virtually.
The Board has established an Audit Committee, a Compensation & Long-Term Incentive Committee, and a Corporate Governance Committee, each of which is comprised entirely of directors who meet the applicable independence requirements of the NASDAQ Rules. The committees keep the Board informed of their actions and assist the Board in fulfilling its oversight responsibility to shareholders. The table below provides membership information as of December 31, 2024, as well as the meeting information for the last fiscal year.

Name	Audit Committee	Compensation & Long-Term Incentive Committee	Corporate Governance Committee
Henry L. Guy	X	X(1)	X
Christopher G. Hutter
Benjamin Rosenzweig
John P. Schauerman	X(1)	X	X
Aldo J. Mazzaferro	X	X	X(1)
Total Meetings Held in 2024	4	1	—
(1) Committee Chair
Audit Committee
The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and acts pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.ascentco.com. Each member of the Audit Committee is independent as defined in the NASDAQ Rules and meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee selects and appoints the independent auditor, pre-approves fees paid to the independent auditor, reviews and discusses with management and the independent auditor prior to filing with the SEC the audited financial statements included in the Company’s Annual Report on Form 10-K and the unaudited financial statements included in the Form 10-Q for each quarter, meets independently with the independent auditor, reviews the Audit Committee’s charter, and has oversight of the Company’s Code of Conduct and Internal Audit.
Aldo J. Mazzaferro, Henry L. Guy and John P. Schauerman served on the Audit Committee as of December 31, 2024. The Board designated Mr. Schauerman as the Audit Committee Financial Expert, as defined by the SEC rules.

Compensation & Long-Term Incentive Committee
All members of the Compensation & Long-Term Incentive Committee are independent directors as defined in the NASDAQ Rules, and none of them is a present or past employee or officer of the Company or its subsidiaries. This Committee acts pursuant to a written charter which is available on the Company’s website at www.ascentco.com. The Committee reviews and approves salaries, bonuses, incentive compensation and benefits for the Company’s executive officers, and administers and makes recommendations with respect to the Company’s cash incentive and equity plans, including the granting of shares and options thereunder, and reviews the committee’s charter
The Committee sets the compensation for the CEO and evaluates performance and considers recommendations from the CEO in setting compensation for other senior executive officers. The committee has the authority under its charter to engage and approve fees for compensation consultants and other advisors as it deems appropriate to assist it in the fulfillment of its duties.

Aldo J. Mazzaferro, Henry L. Guy and John P. Schauerman served on the Compensation & Long-Term Incentive Committee as of December 31, 2024.
Corporate Governance Committee
All members of the Corporate Governance Committee are independent as defined in the NASDAQ Rules. This Committee acts pursuant to a written charter which is available on the Company’s website at www.ascentco.com. This Committee is responsible for reviewing and recommending changes in the size and composition of the Board of Directors and evaluating and recommending candidates for election to the Company’s Board. The Committee also reviews and oversees corporate governance issues and makes recommendations to the Board related to the adoption of policies pursuant to rules of the SEC, NASDAQ and other governing authorities, and as required by the Sarbanes-Oxley Act of 2002.
Aldo J. Mazzaferro, Henry L. Guy and John P. Schauerman served on the Corporate Governance Committee as of December 31, 2024.
Related Party Transactions
The Company requires that each executive officer, director and director nominee complete an annual questionnaire and report all transactions with the Company in which such persons (or their immediate family members) had or will have a direct or indirect material interest (except for salaries, directors’ fees and dividends on our stock). Management reviews responses to the questionnaires and, if any such transactions are disclosed, they are reviewed by the Board of Directors. The Company does not, however, have a formal written policy setting out these procedures. See “Related Party Transactions” below.
Retirement Policy
The Board of Directors has adopted a retirement policy with respect to the Company's directors. Under the policy, directors who attain the age of 75 prior to an annual meeting of the Company's shareholders are not eligible to be nominated for re-election to the Company's Board of Directors at the annual meeting.
CORPORATE GOVERNANCE
Board Leadership Structure
The Board of Directors’ roles and responsibilities are set forth in the Bylaws and Board Charter which provide for a Chairman elected by the Board from among its members. The business and affairs of the Company are managed under the direction of the Board of Directors, and that management control is subject to the authority of the Board of Directors to appoint and remove any of our officers at any time. Our Board does not have a specific policy as to whether the role of Chairman and CEO should be held by separate persons, but rather assesses the appropriate form of leadership structure on a case-by-case basis. The Board believes that this issue plays a part in the succession planning process and recognizes that there are various circumstances that weigh in favor of or against both combination and separation of these offices. Since 2002, the roles of Chairman and CEO have been held by separate persons. The Board believes it is appropriate, and in our Company’s best interests, for the two roles to continue to be separated at this time.

Board’s Role in Risk Oversight
Our Board is actively involved in the oversight of risks that could affect our Company. The Board receives regular reports from members of senior management on areas of material risk to us, including strategic, operational, financial, information technology (including cyber risk), legal and regulatory risks. These reports are reviewed by the full Board, or, where responsibility for a particular area of risk oversight is delegated to a committee of the Board, that committee reviews the report and then reports to the full Board. In addition, the Audit Committee’s charter requires the committee to inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to manage such risks, and further requires the committee to discuss with the independent auditor the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs.

Director Qualifications and Nomination Process
The Corporate Governance Committee has adopted Corporate Governance Guidelines that set forth factors in recommending and evaluating candidates, including personal characteristics, core competencies, commitment and independence. It also takes into consideration such factors as it deems appropriate based on the Company’s current needs. These factors may include diversity, age, skills such as understanding of appropriate technologies and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, and the interrelationship between the candidate’s experience and business background, and other Board members’ experience and business background. Although the Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees, the committee considers racial and gender diversity, as well as diversity in business and educational experience, as part of the total mix of information applied to identify nominees. Additionally, candidates for director must possess the highest personal and professional ethics and be committed to the long-term interests of the shareholders of the Company.
The Corporate Governance Committee does not have any specific process for identifying director candidates. Such candidates are routinely identified through personal and business relationships and contacts of the directors and executive officers. The Board Charter does require that any director nominee, whether a new nominee or a previous director, must be less than 75 years of age on the date of the Annual Meeting of Shareholders and Board of Director nominee vote.
The Corporate Governance Committee will consider as potential nominees persons recommended by shareholders if the following requirements are met. If a shareholder wishes to recommend a director candidate to the Corporate Governance Committee for consideration as a Board of Directors’ nominee, the shareholder must submit in writing to the Corporate Governance Committee the recommended candidate’s name, a brief resume setting forth the recommended candidate’s business and educational background and qualifications for service, the number of the Company’s shares beneficially owned by the person, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. Additionally, the recommending shareholder must provide his or her name and address and the number of the Company’s shares beneficially owned by such person. This information must be delivered to the Corporate Secretary of the Company at the Company’s corporate headquarters at 20 N. Martingale Rd, Suite 430, Schaumburg, Illinois 60173 or transmission to the Corporate Governance Committee and must be received not less than 90 days nor more than 120 days prior to the Annual Meeting of shareholders. The committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration from the committee that other candidates receive.
Nominations for election as directors may also be made by shareholders from the floor at the Annual Meeting of Shareholders provided such nominations were received by the Company not less than 60 nor more than 90 days before the anniversary of the preceding year's annual meeting of shareholders, contain the information set forth above, and otherwise are made in accordance with the procedures set forth in the Company’s Bylaws.
Shareholder Communications with Directors
Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Ascent Industries Co., 20 N. Martingale Rd, Suite 430, Schaumburg, Illinois 60173. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An “appropriate shareholder communication” is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender’s interest as a shareholder and not to any other personal or business interest.
In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

Compensation of Non-Employee Directors
For the 2024-2025 term year, non-employee directors were paid a total annual retainer of $115,000 in the form of cash and restricted stock. Each non-employee director appointed to serve as a chairperson of a standing board committee receives the following annual retainer: Audit Committee: $10,000; Compensation Committee: $7,500; Nominating and Corporate Governance Committee: $6,000. The committee chairperson retainer is in addition to the board retainer. Directors must elect a minimum of $30,000 of the retainer fee to be paid in restricted stock and may elect up to 100% of the retainer to be paid in restricted stock. The number of restricted shares issued was determined by the average of the high and low Common Stock price on the day prior to the 2024 Annual Meeting of Shareholders or, if later, the date prior to the director’s appointment to the Board.
Directors were reimbursed for travel and other expenses related to attendance at meetings. As of April 30, 2025 there have been no approved changes to non-employee director annual retainers for the 2025-2026 term year.
The following table sets forth information about compensation paid by the Company to non-employee directors during calendar year 2024.

Name	Fees Paid in Cash (1)	Stock Awards (2)	Total
(a)	(b)	(c)	(d)
Henry L. Guy	$92,500	$30,000	$122,500
Christopher G. Hutter	$33,764	$90,930	$124,694
Aldo J. Mazzaferro	$91,000	$30,000	$121,000
Benjamin Rosenzweig	$20,000	$75,000	$95,000
John P. Schauerman	$50,000	$50,000	$100,000
(1) Represents fees paid in cash during 2024.
(2) Represents the grant date fair value, computed in accordance with FASB ASC Topic 718 as disclosed in the Stock Awards footnote to the Summary Compensation Table, of restricted shares granted to the directors for 2024 service. For 2024, the directors received restricted shares in lieu of cash retainer as follows: Henry L. Guy - 2,944; Christopher G Hutter - 9,075; Aldo Mazzaferro - 2,944; Benjamin Rosenzweig - 7,360; and John P. Schauerman - 4,907. No director has been granted any stock options by the Company.

SECURITIES OWNERSHIP
The Board of Directors has established stock ownership levels for the senior management team and the Board of Directors. Directors and executive officers have five years to achieve the targeted ownership levels. Stock ownership levels for executive officers and directors are based on dollars invested or cost basis, not market value. All directors and named executive officers are currently in compliance (or in the case of Mr. Mazzaferro, Mr. Kitchen and Mr. Kavalauskas still within the five-year period to achieve the targeted ownership level).
Stock ownership requirements are as follows:
•Board of Directors - three times retainer
•CEO - four times base salary
•CFO and Segment Presidents - $250,000
Code of Conduct
Our Board has formally adopted a Code of Conduct that applies to all of our employees, officers and directors. We intend to satisfy the disclosure requirement regarding any amendment to, or waiver of, a provision of the Code of Conduct for the Company’s CEO, Chief Financial Officer (CFO), Controller, or persons performing similar functions, by posting such information on the Company’s website.
There were no amendments to, or waivers of, any provision of the Code of Conduct for the Company’s CEO, CFO, Controller, or any persons performing similar functions during fiscal year 2024. A copy of our Code of Conduct is available on our website at www.ascentco.com.
Anti-Hedging Policy
Our Board adopted an anti-hedging and anti-pledging policy within its Insider Trading Policy whereby Ascent’s directors and officers are prohibited from engaging in any speculative or hedging transactions in Company securities. Hedging transactions such as puts, calls, collars, swaps, forward sale contracts, and similar arrangements or instruments designed to hedge or offset decreases in the market value of Company securities are prohibited without the written permission of the Board of Directors. Additionally, directors and officers are prohibited from pledging Ascent securities as collateral for a loan.

Insider Trading & Compliance Policy
We have adopted an Insider Trading & Compliance Policy governing the purchase, sale, and/or other dispositions of our securities by executive officers and directors and their respective affiliates that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules, regulations, and applicable listing standards.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We have not granted any stock options, stock appreciation rights, or similar instruments with option-like features to our named executive officers. Accordingly, we have not adopted any specific written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. In the event that the Compensation Committee were ever to make such an award, then the committee would consider whether there is any material nonpublic information about the Company when determining the timing of such stock option grants and would not seek to time the award of stock options in relation to the Company’s public disclosure of material nonpublic information
Clawback Policy
We have adopted a Clawback Recovery Policy (the “Clawback Policy”), designed to comply with Rule 10D-1 of the Exchange Act and Nasdaq Listing Rule 5608, which provides for recoupment of incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the relevant securities laws. The Clawback Policy applies to our current and former executive officers. Compensation that is granted, earned or vested based wholly or in part upon attainment of a Financial Reporting Measure (as defined in the Clawback Policy) is subject to recoupment.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and beneficial owners of more than 10% of our outstanding common stock (collectively, “Insiders”) to file reports with the SEC disclosing direct and indirect ownership of our common stock and changes in such ownership. The rules of the SEC require Insiders to provide us with copies of all Section 16(a) reports filed with the SEC. Based solely upon a review of copies of Section 16(a) reports received by us, and written representations that no additional reports were required to be filed with the SEC, we believe that our Insiders have timely filed all Section 16(a) reports during the 2024 fiscal year, except that the following Form 4 filing's were made late:

Form	Name of Insider	Event Date	Filing Date
4	Christoper G. Hutter	2/10/2024	3/21/2024
4	Henry L. Guy	6/12/2024	6/20/2024
4	J. Bryan Kitchen	2/10/2024	2/15/2024
4	Ryan Kavalauskas	2/10/2024	2/15/2024

EXECUTIVE OFFICERS
The following table provides information about our current executive officers.

Name, Age, Principal Position and Five-Year Business Experience
J. Bryan Kitchen., age 51
Mr. Kitchen became President & Chief Executive Officer (CEO) of Ascent Industries Co. on February 10, 2024 and was formerly the President of Ascent's Chemicals division with nearly two decades of senior leadership experience in the chemicals industry. Prior to joining Ascent, Mr. Kitchen most recently served as President and CEO of Clearon Corp., a leading specialty chemicals manufacturer of essential hand sanitizers and disinfectants for household, industrial, institutional and water treatment applications, from May 2018 until September 2022. In his extensive career, Mr. Kitchen also served as North American President of XINGFA USA Corporation (January 2017 – May 2018) and Vice President, Business Operations for Advancion Corporation (f/k/a Angus Chemical Corporation) (July 2014 – August 2016). Mr. Kitchen is a certified Six Sigma Black Belt and holds a bachelor’s degree in business management and marketing from Anderson University.

Ryan Kavalauskas, age 41
Mr. Kavalauskas joined the Company in February 2024 as Vice President, Financial Planning and Analysis for Ascent Chemicals. Prior to joining Ascent Industries Co., Mr. Kavalauskas most recently served as CFO of Clearon Corp., from December 2018 until November 2022. In his extensive career, Mr. Kavalauskas also served as Assistant Treasurer and FP&A for Advancion Corporation (f/k/a Angus Chemical Corporation) (December 2015 – December 2018).

Set forth below is information regarding certain persons who were executive officers during a portion of 2024, which resulted in such persons being included below in “Summary Compensation Table”:

Name, Age, Principal Position and Five-Year Business Experience
Christopher G. Hutter, age 45
Mr. Hutter currently serves as Co-Founder and Manager of UPG Enterprises, LLC (f/k/a Union Partners, LLC), an operator of a diverse set of industrial companies focused on metals, manufacturing, distribution and logistics, since its founding in August 2014. At UPG Enterprises, Mr. Hutter oversees operations and growth initiatives at the holding company and portfolio company level, and has extensive experience in large scale acquisitions, transaction structuring and business operations and integration across a broad spectrum of industries. Mr. Hutter graduated cum laude from University of Illinois with a Bachelor of Science degree in Finance and earned his M.B.A.in Finance from Lewis University. Mr. Hutter stepped down as CEO in February 2024.

G. Douglas Tackett, Jr., age 52
Mr. Tackett joined the Company in July 2021 as Chief Legal Officer. Prior to Ascent, Mr. Tackett served as the Chief Legal Officer of Support.com where he oversaw all legal, governance and compliance functions. Prior to Support.com, Mr. Tackett spent over seven years as the global chief legal and compliance officer and secretary for Startek, where he led a global team of legal and compliance professionals. Mr. Tackett holds a Juris Doctor from the University of Memphis and a Bachelor of Arts from the University of Tennessee. Mr. Tackett’s employment as the Chief Legal Officer of the Company was terminated without cause effective April 30, 2024.

EXECUTIVE COMPENSATION
Compensation and Long-Term Incentive Committee Report
As a “smaller reporting company”, the Company has elected to follow the scaled disclosure requirements for smaller reporting companies with respect to the disclosures required by Item 402 of Regulation S-K. Under such scaled disclosure, the Company is not required to provide a Compensation, Discussion and Analysis, Compensation Committee Report and certain other tabular and narrative disclosures relating to executive compensation.
Compensation Discussion and Analysis
As a “smaller reporting company”, the Company has elected to follow the scaled disclosure requirements for smaller reporting companies with respect to the disclosures required by Item 402 of Regulation S-K. Under such scaled disclosure, the Company is not required to provide a Compensation, Discussion and Analysis, Compensation Committee Report and certain other tabular and narrative disclosures relating to executive compensation.
Compensation of Executive Officers
2024 Summary Compensation Table
The following table sets forth certain information concerning the compensation earned in 2024 and 2023 by each of the individuals who served as Chief Executive Officer and the next two most highly compensated executive officers other than the Chief Executive Officer, who were serving as executive officers at the end of 2024 (collectively referred to as the “named executive officers” or “NEOs”):

Name and Principal Position (1)	Year	Salary (2)	Bonus	Stock Awards (3)	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(i)	(j)
Christopher G. Hutter	2024	$5,472	$—	$—	$—	$5,472
Former President & Chief Executive Officer	2023	$35,568	$—	$—	$—	$35,568

J. Bryan Kitchen	2024	$489,904	$—	$149,743	$—	$639,647
President & Chief Executive Officer	2023	$114,423	$—	$148,972	$—	$263,395

Ryan Kavalauskas	2024	$308,173	$—	$89,851	$—	$398,024
Chief Financial Officer

G. Douglas Tackett, Jr.	2024	$99,077	$50,000	$—	$67,500	$216,577
Former Chief Legal Officer	2023	$280,000	$—	$—	$—	$280,000
(1) Mr. Hutter stepped down as CEO in February 2024. Mr. Kitchen became CEO in February 2024 and Mr. Kavalauskas joined the Company in February 2024.
(2) Represents base salary paid to officers in all years presented
(3) Represents the market value of restricted and performance shares granted in all years presented.
Outstanding Equity Awards at Fiscal Year End 2024
The following table sets forth information about stock options and restricted stock awards outstanding at the end of 2024 for each of our NEOs. No other stock awards were outstanding as of December 31, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)/ Exercisable	Number of Securities Underlying Unexercised Options (#)/ Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Christopher G. Hutter	—	—	—	—	—	—	150,000	1,677,000
J. Bryan Kitchen	—	—	—	—	22,342	$249,784	27,244	$304,588
Ryan Kavalauskas	—	—	—	—	7,523	$84,107	7,523	$84,107
(1) For Mr. Kitchen, this includes restricted stock awards granted on September 18, 2023 and February 10, 2024 which vest 33% annually on the anniversary date. For Mr. Kavalauskas, this includes restricted stock awards granted on February 10, 2024 which vest 33% annually on the anniversary date.

(2) For Mr. Hutter, Mr. Kitchen and Mr. Kavalauskas, this includes volume weight average performance shares that vest when the 30-day weighted average of the Company stock reaches various price targets.

(3) Based on the December 31, 2024 closing stock price of $11.18 per share.

Pay-versus-Performance Table
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by SEC disclosure rules, we are providing the following information about the relationship between executive compensation and certain financial performance of the Company. The following table sets forth information with respect to the alignment between the Company’s executive compensation and its financial performance.

Year	Summary Compensation Table (“SCT”) Total for Former PEO Hutter(1)	Compensation Actually Paid to Former PEO Hutter(1)(2)	SCT Total for Current PEO Kitchen(1)	Compensation Actually Paid to Current PEO Kitchen(1)(2)	Average SCT Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return for the Company(3)	Net Income ($MMs)(4)
2024	$5,472	$(103,628)	$639,647	$729,080	$307,301	$326,000	$68.05	$(13.60)
2023	$35,568	$(105,332)	$—	$—	$327,919	$345,588	$58.19	$(26.63)
2022	$1,560,568	$767,488	$—	$—	$464,743	$401,431	$52.77	$22.07

(1) The PEO was Christopher G. Hutter for 2022, 2023, and 2024 as well as J. Bryan Kitchen in 2024; the names of each of the NEOs (excluding Messrs. Hutter and Kitchen) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, Ryan Kavalauskas and G. Douglas Tackett Jr.; (ii) for 2023, William S. Steckel and G. Douglas Tackett Jr.; and (iii) for 2022, Timothy J. Lynch and John R. Zuppo III.
(2) The following table summarizes the adjustments required to be made to the amounts reported in the Summary Compensation Table for the applicable year in accordance with Item 402(v) of Regulation S-K in order to determine the amounts shown in the table above as being “Compensation Actually Paid”:

	Former PEO (Hutter)	Current PEO (Kitchen)	Average of Non-PEO NEOs
Adjustments	2024	2024	2024
Total Compensation from SCT	$5,472	$639,647	$307,301
(Subtraction): Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$0	($149,743)	($44,926)
Addition: Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$0	$226,480	$67,946
Addition (Subtraction): Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	($130,100)	$14,657	$0
Addition: Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0
Addition (Subtraction): Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$21,000	($1,961)	$111
(Subtraction): Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	($4,432)
Compensation Actually Paid	($103,628)	$729,080	$326,000
(3) Total shareholder return is calculated by dividing (i) the difference between the Company’s share price at the end of the measurement period and the beginning of the measurement period (December 31, 2021) by (ii) the Company’s share price at the beginning of the measurement period (December 31, 2021).

(4) Represents the amount of net (loss) income reflected in the Company’s audited financial statements for each applicable year.
Relationship Between Pay and Performance
The following summarizes the relationship between the Company’s executive Compensation Actually Paid (“CAP”) and applicable financial performance.
CAP Versus Company TSR
From 2023 to 2024, there was a slight decrease in CAP for our former PEO, Christopher G. Hutter, and a slight decrease in CAP for the average non-PEO NEOs over the two-fiscal-year-period ending December 31, 2024. Over the same time period, our cumulative TSR increased. Our current PEO, J. Bryan Kitchen, was only a PEO in 2024.
From 2022 to 2023, there was a net decrease in CAP of our former PEO, Christopher G. Hutter, and the average of non-PEO NEOs over the two-fiscal-year period ending December 31, 2023. For the former PEO, this was primarily driven by the decrease in the fair value of outstanding performance-based equity at the end of 2023. Over the same two-fiscal-year period, our cumulative TSR increased.
CAP Versus Net Income
From 2023 to 2024, there was a slight decrease in CAP for our former PEO, Christopher G. Hutter, and a slight decrease in CAP for the average of non-PEO NEOs over the two-fiscal-year-period ending December 31, 2024. Net Income increased from 2023 to 2024, recognizing compensation is not directly tied to Net Income within our compensation program. Our current PEO, J. Bryan Kitchen, was only a PEO in 2024.
From 2022 to 2023, there was a net decrease in CAP of our former PEO, Christopher G. Hutter, and the average of non-PEO NEOs over the two-fiscal-year period ending December 31, 2023. Net Income also decreased from 2022 to 2023.

RELATED PARTY TRANSACTIONS
The Company from time-to-time engages in transactions with related parties. The Company’s Board of Directors reviews any related party relationships and approves any significant modifications to any existing related party transactions, as well as any new significant related party transactions. Since the beginning of our last fiscal year, there have been no related party transactions between the Company and a related party that would be reportable under SEC rules or regulations.
PROPOSAL 2 - ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Our Board is committed to a compensation philosophy and program that promotes our ability to attract, retain and motivate individuals who can achieve superior financial results. As part of that commitment, and in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, shareholders are being asked to approve, in an advisory non-binding resolution, the compensation of our NEOs as disclosed in this Proxy Statement. This proposal is our “say-on-pay” proposal. The Company's current policy provides for an annual advisory vote on executive compensation. It gives you the opportunity to let us know how you view the overall compensation of our NEOs, and the policies and practices described in this Proxy Statement. It is not intended to address any specific item of compensation. In considering how to vote on this proposal, we encourage you to review all the relevant information in this Proxy Statement - the compensation tables and other related materials regarding our executive compensation program. Your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of the NEOs.
Because your vote is advisory, it is non-binding on our Board; however, our Board will take into account the outcome of the vote on the say-on-pay proposal when considering future compensation arrangements. We invite shareholders who wish to communicate with our Board on executive compensation or any other matters to contact us as provided under "Corporate Governance - Shareholder Communications with Directors."
Accordingly, in compliance with the Dodd-Frank Act, we ask you to approve the following resolution:
"RESOLVED, that the shareholders of Ascent Industries Co. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, the compensation tables and the related materials regarding the Company's executive compensation in the Company’s 2025 Proxy Statement."
Vote Required
A majority of the shares present and eligible to vote at the Annual Meeting of Shareholders must vote “FOR” Proposal 2 to approve the advisory vote on the compensation of our named executive officers. The enclosed form of proxy provides a means for you to vote “For,” “Against” or to “Abstain” on this proposal. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein. Abstentions and broker non-votes will have the effect of votes against this proposal.
Board Recommendation
OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2024. The Audit Committee has discussed with the Company’s independent auditors, Moss Adams, LLP, the matters required to be discussed by the standards of the Public Company Accounting Oversight Board ("PCAOB"). The Audit Committee has also received the written disclosures and the letter from Moss Adams, LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Moss Adams, LLP, its independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

The Audit Committee
John P. Schauerman
Henry L. Guy
Aldo J. Mazzaferro

Fees Paid to Independent Registered Public Accounting Firm
The following table sets forth the aggregate fees billed by Moss Adams, LLP for audit services rendered in connection with the consolidated financial statements and reports for the fiscal year ended December 31, 2024 (referred to as "Fiscal 2024") and for the fiscal year ended December 31, 2023 ("referred to as "Fiscal 2023") and for other services rendered by the firm during fiscal years 2024 and 2023, on behalf of the Company and its subsidiaries, which have been billed or will be billed to the Company.

Fee Category	Fiscal 2024	% of Total	Fiscal 2023	% of Total
Audit Fees	$1,294,312	95.7%	$2,366,159	97.7%

Audit Related Fees	$57,800	4.3%	$55,000	2.3%

Tax Fees	—	—%	—	—%

All Other Fees	—	—%	—	—%

Total Fees	$1,352,112	100.0%	$2,421,159	100.0%
Audit Fees: Audit fees include fees and out-of-pocket expenses billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by the Company’s independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. Audit Fees also include fees for the audit of the Company’s internal controls related to Sarbanes-Oxley Section 404 compliance based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.
Audit Related Fees: In Fiscal 2024 and 2023, audit related fees include costs associated with environmental compliance.
Tax Fees: The Company did not incur tax fees in 2024 or 2023.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent registered public accounting firm, subject to limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full committee at its next scheduled meeting. During Fiscal 2024, all audit and permitted non-audit services were pre-approved by the Audit Committee.
PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Although Delaware law and SEC rules do not require shareholder ratification to proceed with the appointment, our Audit Committee and our Board are requesting that our shareholders ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for fiscal year 2024. Our Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if our shareholders do not ratify the appointment, our Audit Committee may investigate the reasons for shareholder rejection and may consider whether to retain Moss Adams, LLP or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our shareholders or the Company. Representatives of Moss Adams, LLP are expected to be present at the Annual Meeting with an opportunity to make a statement, if they so desire, and to respond to appropriate questions with respect to that firm’s audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2024.
Vote Required
A majority of the shares present and eligible to vote at the Annual Meeting of Shareholders must vote “FOR” Proposal 3 to ratify our Audit Committee’s appointment of Moss Adams, LLP as our independent auditor for the fiscal year ended December 31, 2025. The enclosed form of proxy provides a means for you to vote “For,” “Against” or to “Abstain” on this proposal. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein. Abstentions and broker non-votes will have the effect of a vote against this proposal.
Board Recommendation
OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025.

SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS
Any shareholder proposal to be included in the proxy materials for the 2026 Annual Meeting of Shareholders must be submitted in accordance with applicable regulations of the SEC and received by the Company at its principal executive offices, 20 N. Martingale Rd, Suite 430, Schaumburg, Illinois 60173, no later than December 31, 2025.
In order for a shareholder to bring any business or nominations before the 2026 Annual Meeting of Shareholders, certain conditions set forth in the Company’s Bylaws must be complied with, including but not limited to, the delivery of a notice to the Corporate Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the date of the 2025 Annual Meeting which is scheduled to be held on June 11, 2025; provided, however, that if the date of the 2026 Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 30 days from the first anniversary of the 2025 Annual Meeting of Shareholders, to be timely, notice must be received by the Company not earlier than the close of business on the 90th day prior to such meeting and not later than the close of business on the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. With respect to any shareholder proposal not received by the Company in accordance with the Company’s Bylaws, the designated proxy agents will vote on the proposal in their discretion.
REFERENCES TO OUR WEBSITE ADDRESS
References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules or the Nasdaq Rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.
INCORPORATION BY REFERENCE
The "Audit Committee Report" is not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates such information by reference.
OTHER MATTERS TO COME BEFORE THE MEETING
The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Kimberly Portnoy, Corporate Secretary

Ascent™

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date or the plan cut-off date for the 401(K)/ESOP Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ACNT2025**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date or the plan cut-off date for the 401(K)/ESOP Plan. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72377-P28505

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASCENT INDUSTRIES CO.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Henry L. Guy	☐	☐	☐
1b. Christopher G. Hutter	☐	☐	☐
1c. Aldo J. Mazzaferro	☐	☐	☐
1d. Benjamin Rosenzweig	☐	☐	☐
1e. John P. Schauerman	☐	☐	☐

If you request cumulative voting, the proxy agents will vote this proxy cumulatively for some or all of the nominees in such manner as may be determined at the time by such proxy agents. Check this box to request cumulative voting. ☐

The Board of Directors recommends you vote FOR proposal 2.	**For**	**Against**	**Abstain**
2. Advisory vote on the compensation of our named executive officers.	☐	☐	☐

NOTE: And in the discretion of such proxy agents, upon such other business as may properly come before the meeting or any adjournment thereof, and matters incidental to the conduct of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V72378-P28505

ASCENT INDUSTRIES CO.
Annual Meeting of Shareholders
June 11, 2025 9:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints J. Bryan Kitchen with power of substitution, as lawful proxy, to vote all the shares of Common Stock of Ascent Industries Co. which the undersigned would be entitled to vote if personally present at the Annual Shareholders' Meeting of Ascent Industries Co. to be held as a virtual meeting at www.virtualshareholdermeeting.com/ACNT2025, on Wednesday, June 11, 2025 at 9:00 AM Eastern Time, and at any adjournment thereof, upon such business as may properly come before the meeting.

The proxies will vote on the items set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as specified on this card and are authorized to vote in their discretion when a vote is not specified. If no specification is made, it is the intention of said proxies to vote the shares represented by the proxy in favor of the proposal.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all the director nominees in Proposal 1; FOR Proposal 2 - approval, on an advisory basis, of the compensation of our named executive officers; and FOR Proposal 3 - Ratification of the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

CUMULATE ____

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side